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                                                                      EXHIBIT 21

                     SUBSIDIARIES OF THE COMPANY

                    550 West Germantown Pike LLC
                    550 West Germantown Pike Manager LLC
                    555 Scott Street Associates, L.P.
                    555 Scott Street LLC
                    Campus Village Shopping Center Joint Venture
                    Cedar Crest Associates, L.P.
                    Cedar Crest GP LLC
                    Century Plaza Associates, L.P.
                    Chalfont Plaza, LLC
                    Chalfont Plaza Associates, L.P.
                    Cherry Square MCV Associates, L.P.
                    Cherry Square MCV Associates, LLC
                    Chesterbrook Village Center Associates, L.P.
                    Chesterbrook Village Center LLC
                    Collegeville Plaza Associates, L.P.
                    Collegeville Plaza LLC
                    County Line Plaza Realty Associates, L.P.
                    County Line Plaza Realty LLC
                    Culpeper Shopping Center Joint Venture
                    CP General Partner LLC
                    CV GP LLC
                    CV GP LP
                    CV OP Holdings, LLC
                    CV Partner Holdings, L.P.
                    CV Warehouse 75 L.P.
                    CV Warehouse 75 LLC
                    CV Warehouse 76 L.P.
                    CV Warehouse 76 LLC
                    CV Warehouse 78 L.P.
                    CV Warehouse 78 LLC
                    Danville Plaza Associates, L.P.
                    Danville Plaza LLC
                    Dickson City Center Associates, L.P.
                    Dickson City Center LLC
                    Drexel Realty, Inc.
                    Fox Run Limited Partnership
                    Gilbertsville Plaza Associates L.P.
                    Gilbertsville Plaza LLC
                    Glenmont Associates L.P.
                    Glenmont LLC
                    Killingly Plaza LLC
                    Killingly Plaza Manager LLC
                    KOP Burr Corners LLC
                    KOP Burr Corners Manager LLC
                    KOP Burr Corners Office I LLC
                    KOP Burr Corners Office I Manager LLC
                    KOP Burr Corners Officer II LLC
                    KOP Burr Corners Office II Manager LLC
                    KOP Kline Plaza LLC
                    KOP Kline Plaza Manager LLC
                    KOP Perkins Farm Marketplace LLC
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                    KOP Perkins Farm Marketplace Manager LLC
                    KOP Vestal Venture LLC
                    KR 69th Street GP LLC
                    KR 69th Street, L.P.
                    KR Bainbridge LLC
                    KR Bainbridge Manager LLC
                    KR Barn GP LLC
                    KR Barn, L.P.
                    KR Best Associates GP LLC
                    KR Best Associates, L.P.
                    KR Bradford Mall GP LLC
                    KR Bradford Mall, L.P.
                    KR Campus GP LLC
                    KR Campus II GP LLC
                    KR Cary LLC
                    KR Cary Manager LLC
                    KR Circleville LLC
                    KR Circleville Manager LLC
                    KR Collegetown LLC
                    KR Collegetown Manager LLC
                    KR Columbia, LLC
                    KR Columbia Manager LLC
                    KR Columbia II LLC
                    KR Columbia II Manager LLC
                    KR Culpeper GP LLC
                    KR Culpeper II GP LLC
                    KR Development GP LLC
                    KR Development, L.P.
                    KR Douglasville LLC
                    KR Douglasville Manager LLC
                    KR Fox Run GP LLC
                    KR Harrodsburg LLC
                    KR Harrodsburg Manager LLC
                    KR Holcomb LLC
                    KR Holcomb Manager LLC
                    KR Jefferson City  LP LLC
                    KR Jefferson City GP LLC
                    KR Jefferson City, L.P.
                    KR Livonia LLC
                    KR Livonia Manager LLC
                    KR Mableton LLC
                    KR Mableton Manager LLC
                    KR MacArthur Associates GP LLC
                    KR MacArthur Associates, L.P.
                    KR Manchester LLC
                    KR Manchester Manager LLC
                    KR Marumsco GP LLC
                    KR Marumsco II GP LLC
                    KR Morganton LLC
                    KR Morganton Manager LLC
                    KR Northpark Associates GP LLC
                    KR Orange LLC
                    KR Orange Plaza Manager LLC
                    KR Park Plaza LLC
                    KR Park Plaza Manager LLC
                    KR Parkway Plaza I LLC
                    KR Parkway Plaza I Manager LLC

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                    KR Parkway Plaza I LLC
                    KR Parkway Plaza I Manager LLC
                    KR Pensacola LLC
                    KR Pensacola Manager LLC
                    KR Pilgrim GP LLC
                    KR Pilgrim, L.P.
                    KR Snellville LLC
                    KR Snellville Manager LLC
                    KR Spartanburg LLC
                    KR Spartanburg Manager LLC
                    KR Staunton LLC
                    KR Staunton Manager LLC
                    KR Street Associates GP LLC
                    KR Street Associates, L.P.
                    KR Suburban GP LLC
                    KR Suburban, L.P.
                    KR Summerville LLC
                    KR Summerville Manager LLC
                    KR Tifton LLC
                    KR Tifton Manager LLC
                    KR Tower Plaza LLC
                    KR Tower Plaza Manager LLC
                    KR Valley Forge GP LLC
                    KR Valley Forge, L.P.
                    KR Vidalia LLC
                    KR Vidalia Manager LLC
                    KR Wampanoag LLC
                    KR Wampanoag Manager LLC
                    Kramont Enterprises, Inc.
                    Kramont Operating Partnership L.P.
                    Kramont Vestal Management LLC
                    KRT Property Holdings LLC
                    KRT Property Holdings Manager LLC
                    KRT Union LLC
                    KRT Union Manager LLC
                    Lakewood Plaza 9 Associates, L.P.
                    Lakewood Plaza 9 LLC
                    Lilac DE LLC
                    Lilac DE Manager LLC
                    MGA Payroll Company, Inc.
                    Marlton Plaza Associates II, L.P.
                    Marlton Plaza Associates, L.P.
                    Marlton Plaza II LLC
                    Marlton Plaza LLC
                    Montgomery CV Realty, L.P.
                    Mount Carmel Plaza Associates, L.P.
                    Mount Carmel Plaza LLC
                    New Holland Plaza Associates, L.P.
                    New Holland Plaza LLC
                    Newtown Village Plaza L.P.
                    Newtown Village Plaza LLC
                    North Penn Marketplace Associates, L.P.
                    North Penn Marketplace LLC
                    Northpark Associates, L.P.
                    Northpark Investments LLC
                    Orange Plaza LLC

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                    Orange Plaza Manager LLC
                    Parkway Plaza II LLC
                    Parkway Plaza II Manager LLC
                    Plymouth Plaza Associates, L.P.
                    Plymouth Plaza LLC
                    Recreation Mortgages, L.P.
                    Recreation Mortgages, LLC
                    Rio Grande Associates, L.P.
                    Rio Grande LLC
                    Royce Realty, Inc.
                    Springfield Office LLC
                    Springfield Office Manager LLC
                    Springfield Supermarket LLC
                    Springfield Supermarket Manager LLC
                    Vestal Campus Plaza LLC
                    Vestal Campus Plaza Manager LLC
                    Wellington Ridge LLC
                    Wellington Ridge One, L.P.
                    Woodbourne Square LLC
                    Woodbourne Square, L.P.